                             P & F INDUSTRIES, INC.

                                  EXHIBIT 4.10


                                 AMENDMENT NO. 7
                                       TO
                                CREDIT AGREEMENT

      THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT, is entered into as of August 1, 2002 (the "Amendment"), by and among P&F INDUSTRIES, INC., a Delaware corporation ("P&F"), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation ("Florida Pneumatic"), EMBASSY INDUSTRIES, INC., a New York corporation ("Embassy"), GREEN MANUFACTURING, INC., a Delaware corporation ("Green"), COUNTRYWIDE HARDWARE, INC., a Delaware corporation ("Countrywide"), and NATIONWIDE INDUSTRIES, INC., a Florida corporation ("Nationwide") (P&F, Florida Pneumatic, Embassy, Green, Countrywide and Nationwide, the "Co-Borrowers"), and CITIBANK, N.A. (successor-in-interest to European American
Bank), a New York banking corporation (the "Bank").

                                   BACKGROUND

      P&F, Florida Pneumatic, Embassy and Green (the "Original Co-Borrowers") and the Bank are parties to a Credit Agreement, dated as of July 23, 1998 (as same has been and may be further amended, restated, supplemented or modified, the "Credit Agreement"), pursuant to which the Bank provides the Original Co-Borrowers with certain financial accommodations.

      The Original Co-Borrowers have requested that the Bank (i) include Countrywide and Nationwide as Co-Borrowers under the existing credit facility and (ii) amend certain provisions of the Credit Agreement, and the Bank is willing to do so on the terms and conditions hereinafter set forth. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

      Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I.
                         AMENDMENTS TO CREDIT AGREEMENT.

      Section 1.1 The first paragraph of the Credit Agreement is hereby amended in its entirety to provide as follows:

      "CREDIT AGREEMENT dated as of July 23, 1998, by and among P&F INDUSTRIES, INC., a Delaware corporation ("P&F"), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation ("Florida Pneumatic"), EMBASSY INDUSTRIES, INC., a New York corporation ("Embassy"), GREEN MANUFACTURING, INC., a Delaware corporation, ("Green"), COUNTRYWIDE HARDWARE, INC., a Delaware corporation ("Countrywide"), and NATIONWIDE INDUSTRIES, INC., a Florida corporation ("Nationwide"; and collectively with P&F, Florida Pneumatic, Embassy, Green, and Countrywide, the "Co-Borrowers") and CITIBANK, N.A. (successor-in-interest to European American Bank), a New York banking corporation (the "Bank").

      Section 1.2. The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:

            "Pledge Agreement" shall mean, collectively, the Pledge Agreement, substantially in the form attached hereto as Exhibit I, executed and delivered on the Closing Date by P&F and each pledge agreement hereafter executed and delivered by any Co-Borrower to the Bank, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

            "Revolving Credit Termination Date" shall mean the earlier of (i) July 26, 2003 or (ii) the date on which the Revolving Credit Commitment shall have been terminated hereunder.

            "Term Loan Commitment Maturity Date" shall mean July 26, 2003.

      Section 1.3. Schedule I to the Credit Agreement is hereby amended in its entirety and replaced with Schedule I attached to this Amendment.

      Section 1.4. Exhibits A, B and C to the Credit Agreement are hereby amended in their entirety and replaced with Exhibits A, B and C, respectively, attached to this Amendment.

                                   ARTICLE II.
                          CONDITIONS OF EFFECTIVENESS.

      Section 2.1. This Amendment shall become effective, upon receipt by the Bank of each of the following, in form and substance satisfactory to the Bank and its counsel:

      (a) this Amendment, duly executed by each Co-Borrower;

      (b) an amended and restated Revolving Credit Note, substantially in the form of Exhibit A attached hereto, duly executed by each Co-Borrower in favor of the Bank;

      (c) an amended and restated Term Note, substantially in the form of Exhibit C attached hereto, duly executed by each Co-Borrower in favor of the Bank;

      (d) an Amendment to Pledge Agreement, substantially in the form of Exhibit 1 attached hereto, duly executed by Countrywide;

      (e) an Amendment to Security Agreements, substantially in the form of
Exhibit 2 attached hereto, duly executed by each Co-Borrower;

      (f) a certificate of the Secretary or Assistant Secretary of each Co-Borrower, substantially in the form of Exhibit 3 attached hereto; and

      (g) such other documents, instruments, agreements, approvals, opinions and evidence as the Bank may reasonably require.

                                   ARTICLE III.
           REPRESENTATIONS AND WARRANTIES; EFFECT ON CREDIT AGREEMENT.

      Section 3.1. Each Co-Borrower hereby represents and warrants as follows:

            a. This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Co-Borrowers and are enforceable against the Co-Borrowers in accordance with their respective terms.

            b. Upon the effectiveness of this Amendment, the Co-Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement to the extent that the same are not amended hereby and each Co-Borrower agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date hereof.

            c. No Default or Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

            d. No Co-Borrower has any defense, counterclaim or offset with respect to the Credit Agreement.

      Section 3.2. EFFECT ON CREDIT AGREEMENT.

            a. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

            b. Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                                   ARTICLE IV.
                                 MISCELLANEOUS.

      Section 4.1. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      Section 4.2. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      Section 4.3. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which, taken together, shall be deemed to constitute one and the same agreement.

                          [next page is signature page]

      IN WITNESS WHEREOF, the Co-Borrowers and the Bank have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

P&F INDUSTRIES, INC.                      FLORIDA PNEUMATIC
                                          MANUFACTURING CORPORATION


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


EMBASSY INDUSTRIES, INC.                  GREEN MANUFACTURING, INC.


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


NATIONWIDE INDUSTRIES, INC.               COUNTRYWIDE HARDWARE, INC.


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


CITIBANK, N.A.


By:
     ---------------------------
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

STATE BANK OF LONG ISLAND


By:
     ---------------------------
Name:
Title:

                                   Schedule 1
                           Subsidiaries and Affiliates

A.    P&F Industries, Inc.

      1.    Name: Florida Pneumatic Manufacturing Corporation
            Jurisdiction of Incorporation: Florida
            Shareholders: P&F Industries, Inc. (100%)
            Number of Outstanding Shares: 1,000

      2.    Name: Embassy Industries, Inc.
            Jurisdiction of Incorporation: New York
            Shareholders: P&F Industries, Inc. (100%)
            Number of Outstanding Shares: 1,000

      3.    Name: Green Manufacturing, Inc.
            Jurisdiction of Incorporation: Delaware
            Shareholders: P&F Industries, Inc. (100%)
            Number of Outstanding Shares: 1,000

      4.    Name: Countrywide Hardware, Inc.
            Jurisdiction of Incorporation: Delaware
            Shareholders: P&F Industries, Inc. (100%)
            Number of Outstanding Shares: 100

B.    Florida Pneumatic Manufacturing Corporation

            - none-

C.    Embassy Industries, Inc.

            - none-

D.    Green Manufacturing, Inc.

            - none-

E.    Countrywide Hardware, Inc.

      1.    Name: Nationwide Industries, Inc.
            Jurisdiction of Incorporation: Florida
            Shareholders: Countrywide Hardware, Inc.(100%)
            Number of Outstanding Shares: 100

F.    Nationwide Industries, Inc.

            - none-

                                    EXHIBIT A

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$12,000,000.00
     August 1, 2002


            FOR VALUE RECEIVED, P&F INDUSTRIES, INC., a Delaware corporation ("P&F"), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation ("Florida Pneumatic"), EMBASSY INDUSTRIES, INC., a New York corporation ("Embassy"), GREEN MANUFACTURING, INC., a Delaware corporation ("Green"), COUNTRYWIDE HARDWARE, INC., a Delaware corporation ("Countrywide"), and NATIONWIDE INDUSTRIES, INC., a Florida corporation ("Nationwide") (P&F, Florida Pneumatic, Embassy, Green, Countrywide and Nationwide, collectively, the "Co-Borrowers"), promise to pay to the order of CITIBANK, N.A. (successor-in-interest to European American Bank) (the "Bank"), on or before the Revolving Credit Termination Date, the principal amount of TWELVE MILLION AND 00/100 ($12,000,000) DOLLARS or, if less, the unpaid principal amount of all Revolving Credit Loans made by the Bank to the Co-Borrowers under the Credit Agreement referred to below.

            The Co-Borrowers promise to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined, and to make principal repayments on this Note at the times which shall be determined, in accordance with the provisions of the Credit Agreement referred to below.

            This Note is the "Revolving Credit Note" referred to in the Credit Agreement dated as of July 23, 1998 among the Co-Borrowers and the Bank (as same has been and may be further amended, restated, supplemented or modified, the "Credit Agreement"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

            The Bank shall record the date, Type and amount of each Revolving Credit Loan and the date and amount of each payment or prepayment of principal of each Revolving Credit Loan on the grid schedule annexed to this Note; PROVIDED, HOWEVER, that the failure of the Bank to set forth such Revolving Credit Loans, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Co-Borrowers to repay the Revolving Credit Loans made by the Bank in accordance with the terms of this Note.

            This Note is subject to prepayment as provided in Section 3.03.

            Upon the occurrence of an Event of Default the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

            All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Bank located at the Bank's Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

            No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Co-Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

            This Note amends and restates in its entirety and given in substitution for, but not in satisfaction of, that certain Revolving Credit Note, dated July 28, 1999, issued by P&F, Florida Pneumatic, Embassy and Green in favor of the Bank, in the original principal sum of $17,000,000, and is entitled to the benefits of the Credit Agreement and the Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

            Each Co-Borrower and each endorser of this Note waive diligence, presentment, protest, demand, and notice of any kind in connection with this Note.

            THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                          [next page is signature page]

            IN WITNESS WHEREOF, each Co-Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at a place first above written.


P&F INDUSTRIES, INC.                      FLORIDA PNEUMATIC
                                          MANUFACTURING CORPORATION


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


EMBASSY INDUSTRIES, INC.                  GREEN MANUFACTURING, INC.


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


NATIONWIDE INDUSTRIES, INC.               COUNTRYWIDE HARDWARE, INC.


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President

                                SCHEDULE OF LOANS

                                            Amount of
Date    Type                 Principal      Principal
of      of       Interest    Amount of      Maturity    Paid or
Loan    Loan     Rate        Loan           of Loan     Unpaid
----    ----     ----        ----           -------     ------


                                    EXHIBIT B

                           FORM OF EQUIPMENT LOAN NOTE

$_______________                                                _______ __, 200_


      FOR VALUE RECEIVED, FOR VALUE RECEIVED, P&F INDUSTRIES, INC., a Delaware corporation ("P&F"), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation ("Florida Pneumatic"), EMBASSY INDUSTRIES, INC., a New York corporation ("Embassy"), GREEN MANUFACTURING, INC., a Delaware corporation ("Green"), COUNTRYWIDE HARDWARE, INC., a Delaware corporation ("Countrywide"), and NATIONWIDE INDUSTRIES, INC., a Florida corporation ("Nationwide") (P&F, Florida Pneumatic, Embassy, Green, Countrywide and Nationwide, collectively, the "Co-Borrowers"), promise to pay to the order of CITIBANK, N.A. (successor-in-interest to European American Bank) (the "Bank") on or before _________ __, ____,(1) (the "Maturity Date"), the principal amount of
______($____) in __ consecutive [monthly] [quarterly](2) installments of $___________ on the first day of [each month of each year commencing _______ __, _____] [___________ and on the first day of each _____________, ___________,
___________, and _____________ thereafter] and a final installment on the Maturity Date in an amount equal to the remaining principal amount outstanding on the Maturity Date.

      The Co-Borrowers also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement referred to below.

      This Note is an "Equipment Loan Note" issued pursuant to and entitled to the benefits of the Credit Agreement dated as of July __, 1998, among the Bank and the Co-Borrowers (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby was made and is to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.


----------
      (1) This date to be selected by the Co-Borrowers, but shall not, in any event, be beyond the fifth anniversary of the date of borrowing (Section 2.03).
      (2) as determined by the Bank (Section 2.03)

            The Bank shall record the date, Type and amount of each payment or prepayment of principal of the Loans on the grid schedule annexed to this Note; PROVIDED, HOWEVER, that the failure of the Bank to set forth the Loans, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Co-Borrowers to repay the Loans made by the Bank in accordance with the terms of this Note.

            This Note is subject to prepayment as provided in Section 3.03 of the Agreement.

            Upon the occurrence of an Event of Default the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

            All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Bank located at the Bank's Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

            No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Co-Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

            Each Co-Borrower and each endorser of this Note waive diligence, presentment, demand, protest and notice of any kind in connection with this Note.

            THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.


                          [next page is signature page]

            IN WITNESS WHEREOF, each Co-Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at a place first above written.


P&F INDUSTRIES, INC.                      FLORIDA PNEUMATIC
                                          MANUFACTURING CORPORATION


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


EMBASSY INDUSTRIES, INC.                  GREEN MANUFACTURING, INC.


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


NATIONWIDE INDUSTRIES, INC.               COUNTRYWIDE HARDWARE, INC.


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President

                                SCHEDULE OF LOANS

                                            Amount of
Date    Type                 Principal      Principal
of      of       Interest    Amount of      Maturity    Paid or
Loan    Loan     Rate        Loan           of Loan     Unpaid
----    ----     ----        ----           -------     ------


                                    EXHIBIT C

                                FORM OF TERM NOTE


$_____________                                                     July __, 2002


            FOR VALUE RECEIVED, P&F INDUSTRIES, INC., a Delaware corporation ("P&F"), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation ("Florida Pneumatic"), EMBASSY INDUSTRIES, INC., a New York corporation ("Embassy"), GREEN MANUFACTURING, INC., a Delaware corporation ("Green"), COUNTRYWIDE HARDWARE, INC., a Delaware corporation ("Countrywide"), and NATIONWIDE INDUSTRIES, INC., a Florida corporation ("Nationwide") (P&F, Florida Pneumatic, Embassy, Green, Countrywide and Nationwide, collectively, the "Co-Borrowers"), promise to pay to the order of CITIBANK, N.A. (successor-in-interest to European American Bank) (the "Bank") on or before _________ __, ____(3) (the "Maturity Date"), the principal amount of
_______________________________________________ ($__________) DOLLARS in
___________ (__) consecutive quarterly installments of $__________ each, commencing ____ _, 200_ and continuing on the first day of each _______, ________, ________ and _______ thereafter of each year, with a final installment, on the Term Loan Maturity Date, in an amount equal to the remaining principal amount outstanding on the Term Loan Maturity Date.

            The Co-Borrowers also promise to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement referred to below.

            This Note is a "Term Note" issued pursuant to and entitled to the benefits of the Credit Agreement dated as of July 23, 1998, among the Bank and the Co-Borrowers (as same has been and may be further amended, restated, supplemented or modified, the "Credit Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby was made and is to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.


----------
      (3) This date to be selected by the Co-Borrowers, but shall not, in any event, be beyond the seventh anniversary of the date of borrowing (Section 2.05)

            The Bank shall record the date, Type and amount of each payment or prepayment of principal of the Loans on the grid schedule annexed to this Note; PROVIDED, HOWEVER, that the failure of the Bank to set forth the Loans, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Co-Borrowers to repay the Loans made by the Bank in accordance with the terms of this Note.

            This Note is subject to prepayment as provided in Section 3.03 of the Agreement.

            Upon the occurrence of an Event of Default the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

            All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Bank located at the Bank's Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

            No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Co-Borrowers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

            Each Co-Borrower and each endorser of this Note waive diligence, presentment, demand, protest and notice of any kind in connection with this Note.

            THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                          [next page is signature page]

            IN WITNESS WHEREOF, each Co-Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

P&F INDUSTRIES, INC.                      FLORIDA PNEUMATIC
                                          MANUFACTURING CORPORATION


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


EMBASSY INDUSTRIES, INC.                  GREEN MANUFACTURING, INC.


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President


NATIONWIDE INDUSTRIES, INC.               COUNTRYWIDE HARDWARE, INC.


By:                                       By:
     ---------------------------               ---------------------------
Name: Joseph A. Molino. Jr.               Name: Joseph A. Molino. Jr.
Title: Vice President                     Title: Vice President

                                            Amount of
Date    Type                 Principal      Principal
of      of       Interest    Amount of      Maturity    Paid or
Loan    Loan     Rate        Loan           of Loan     Unpaid
----    ----     ----        ----           -------     ------


                                    EXHIBIT 1

                                  AMENDMENT TO
                                PLEDGE AGREEMENT


                                                                  August 1, 2002

CITIBANK, N.A., as Administrative Agent
730 Veterans Memorial Highway
Hauppauge, New York 11788


Gentlemen:

      Reference is hereby made to that certain (a) Pledge Agreement, dated as of May 2, 2002, by and between Countrywide Hardware, Inc. (the "Pledgor") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Pledgee") (as same has been and may be further amended, restated, supplemented, or modified, from time to time, the "Pledge Agreement") and (b) the Credit Agreement, dated as of July 23, 1998 (as same has been and may be further amended, restated, supplemented or modified, the "Credit Agreement"), by and among the Bank, the Pledgor, P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc. and Nationwide Industries, Inc. (collectively, the "Co-Borrowers"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      In connection with the foregoing and as a condition precedent to the effectiveness of Amendment No. 7 to Credit Agreement, dated as of the date hereof (the "Amendment") by and among the Bank and the Co-Borrowers, the Pledgor hereby:

      1. acknowledges and agrees that the Recitals in the Pledge Agreement are hereby amended in their entirety to read as follows:

            "A. P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Industries, Inc. (each, a "Co-Borrower" and collectively, the "Co-Borrowers") and the Pledgee are parties to a Credit Agreement, dated as of July 23, 1998, (as same has been and may be further amended, modified or supplemented from time to time, the "Credit Agreement") pursuant to which, the Co-Borrowers have and will continue to receive loans and other financial accommodations from the Pledgee and will incur Obligations (as defined in the Credit Agreement).

            B. The Pledgor is the beneficial owner of that percentage of the issued and outstanding capital stock of each respective corporation listed on Schedule A annexed hereto (collectively, the "Pledged Companies") as indicated on such Schedule A.

            C. In order to induce the Pledgee to continue to extend credit to the Co-Borrowers on and after the date hereof as provided in the Credit Agreement, the Pledgor wishes to grant to the Pledgee security and assurance in order to secure the payment and performance of all Obligations, and to that effect to pledge to the Pledgee all of the issued and outstanding capital stock of the Pledged Companies that is owned by the Pledgor, represented by the stock certificates listed opposite the name of such Pledgor on such Schedule A (collectively, the "Pledged Shares").

            Accordingly, the parties hereto agree as follows:"

      2. acknowledges and agrees that all references in the Pledge Agreement to the term "Guaranty Obligations" shall be deemed amended and replaced with the term "Obligations";

      3. acknowledges and confirms that (i) except as specifically amended herein, all terms and provisions contained in the Pledge Agreement are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Pledgee in the Pledged Collateral (as defined in the Pledge Agreement) shall not be impaired, limited or affected in any manner whatsoever;

      4. reaffirms and ratifies all the representations and covenants contained in the Pledge Agreement; and

      5. represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to their respective obligations under the Pledge Agreement.

      Except as expressly provided herein, the execution, delivery and effectiveness of this agreement shall not operate as a waiver of any right, power or remedy of the Pledgee, nor constitute a waiver of any provision of the Pledge Agreement, the Credit Agreement, or any other Loan Document.

      If you are in agreement with the foregoing, kindly executed this agreement in the space provided for below.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                    COUNTRYWIDE HARDWARE, INC.


                                    By:_____________________________
                                       Name: Joseph A. Molino, Jr.
                                       Title: Vice President

ACKNOWLEDGED AND AGREED

CITIBANK, N.A.


By: _______________________
Name:
Title:

                                    EXHIBIT 2

                        AMENDMENT TO SECURITY AGREEMENTS


                                                     August 1, 2002

CITIBANK, N.A.
730 Veterans Memorial Highway
Hauppauge, New York 11788

Gentlemen:

      Reference is hereby made to (a) those certain General Security Agreements, each dated as of May 3, 2002, by and between Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank") and each of Countrywide Hardware, Inc. ("Countrywide") and Nationwide Industries, Inc. ("Nationwide"), (b) those certain General Security Agreements, each dated as of July 23, 1998, by and between the Bank and each of P&F Industries, Inc. ("P&F"), Florida Pneumatic Manufacturing Corporation ("Florida Pneumatic") and Embassy Industries, Inc. ("Embassy"), (c) that certain General Security Agreement, dated as of September 16, 1998, by and between the Bank and Green Manufacturing, Inc. ("Green"; with Countrywide, Nationwide, P&F, Florida Pneumatic and Embassy, collectively, the "Co-Borrowers"), and (d) the Credit Agreement, dated as of July 23, 1998 (as same has been and may be further amended, restated, supplemented or modified, the "Credit Agreement") by and the Bank and the Co-Borrowers. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      In connection with the foregoing and as a condition precedent to the effectiveness of the Amendment No. 7 to Credit Agreement, dated as of the date hereof (the "Amendment") by and among the Bank and the Co-Borrowers, each Co-Borrower hereby:

      1. acknowledges and agrees that paragraph 1(b) of each Security Agreement is hereby amended and restated in its entirety to provide as follows:

            (b) SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of all now existing or hereafter arising obligations of Debtor to Secured Party, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise under the Credit Agreement, dated as of July 23, 1998, by and among P&F Industries, Inc., Florida Pneumatic Manufacturing

                  Corporation, Embassy Industries, Inc., Green Manufacturing, Inc. ("Green"), Countrywide Hardware, Inc. and Nationwide Industries, Hardware, Inc. and the Secured Party, (b) the Foreign Exchange Line (as defined in said Credit Agreement) and (c) the Letter of Credit, Reimbursement and Loan Agreement, dated as of September 16, 1998, by and between Green and the Secured Party, in each case as same may have been and may be further modified, supplemented, restated or amended from time to time (each an "Operative Document") whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any action or proceeding (all such obligations being the "Obligations")."

      2. acknowledges and confirms that (i) except as specifically amended herein, all terms and provisions contained in their respective Security Agreement are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Bank in the Collateral (as defined in the Security Agreements), shall not be impaired, limited or affected in any manner whatsoever;

      3. reaffirms and ratifies all the representations and covenants contained in their respective Security Agreement; and

      4. represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to their respective obligations under the Security Agreements.

      Except as expressly provided herein, the execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of the Bank, nor constitute a waiver of any provision of the Credit Agreement, any Security Agreement or any Loan Documents.

      If you are in agreement with the foregoing, kindly execute this agreement in the space provided for below.

                          [next page is signature page]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                                    COUNTRYWIDE HARDWARE, INC.
                                    NATIONWIDE INDUSTRIES, INC.
                                    P&F INDUSTRIES, INC.
                                    FLORIDA PNEUMATIC MANUFACTURING CORPORATION
                                    EMBASSY INDUSTRIES, INC.
                                    GREEN MANUFACTURING, INC.


                                    By:_____________________________
                                       Name: Joseph A. Molino, Jr.
                                       Title: The Vice President of each of the
                                              foregoing corporations

ACKNOWLEDGED AND AGREED

CITIBANK, N.A.


By: _______________________
Name:
Title:

                                    EXHIBIT 3

                        ASSISTANT SECRETARY'S CERTIFICATE


      I, Richard A. Horowitz, the duly elected and acting Assistant Secretary of Green Manufacturing, Inc., a Delaware corporation (the "Company"), do hereby certify as follows:

      1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions of the Company authorizing the transactions contemplated by Amendment No. 7 to Credit Agreement among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"). Such resolutions have not been amended, modified, revoked or rescinded as of the date hereof, are in full force and effect and are the only resolutions adopted by the Board of Directors of the Company with respect to the subject matter thereof.

      2. Neither the certificate of incorporation nor the By-laws of the Company have been amended since July 23, 1998.

      3. The undersigned officers of the Company are duly elected and qualified officers of the Company and hold the respective positions set opposite their names and the signatures set forth opposite their names are their genuine signatures:

NAME                          TITLE             SIGNATURE

Joseph A. Molino, Jr.         Vice President    _____________________________

      IN WITNESS WHEREOF, I have signed this Certificate as of the ___ day of July, 2002.


                                    ---------------------------
                                    Richard A. Horowitz

      THE UNDERSIGNED hereby confirms that Richard A. Horowitz has been duly elected, was duly qualified and on the date hereof is the Assistant Secretary of the Company and that the signature above is his genuine signature.


                                    ---------------------------
                                    Name: Joseph A. Molino, Jr.
                                    Title: Vice President

EXHIBIT A

      RESOLVED, that (i) the Company shall enter into an amendment (the "Amendment") to the Credit Agreement (the "Credit Agreement), dated as of July 23, 1998, among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"), substantially on the terms presented at the meeting, and (ii) any officer or officers of the Company are hereby authorized to execute and deliver, in the name and on behalf of the Corporation, the Amendment substantially upon such terms, with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval;

      RESOLVED, that any officer or officers of the Corporation are hereby authorized and directed to execute and deliver any replacement notes, including the Amended and Restated Revolving Credit Note and the Amended and Restated Term Note, certificates, instruments or documents and take any further actions, in the name and on behalf of the corporation, as may be required or contemplated under the Amendment or the Credit Agreement, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolution.

                        ASSISTANT SECRETARY'S CERTIFICATE


      I, Robert Weiden, the duly elected and acting Assistant Secretary of P&F Industries, Inc., a Delaware corporation (the "Company"), do hereby certify as follows:

      1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions of the Company authorizing the transactions contemplated by Amendment No. 7 to Credit Agreement among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"). Such resolutions have not been amended, modified, revoked or rescinded as of the date hereof, are in full force and effect and are the only resolutions adopted by the Board of Directors of the Company with respect to the subject matter thereof.

      2. Neither the certificate of incorporation nor the By-laws of the Company have been amended since July 23, 1998.

      3. The undersigned officer of the Company are duly elected and qualified officers of the Company and hold the respective positions set opposite their names and the signatures set forth opposite their names are their genuine signatures:

NAME                          TITLE             SIGNATURE

Joseph A. Molino, Jr.         Vice President    _____________________________

      IN WITNESS WHEREOF, I have signed this Certificate as of the ___ day of July, 2002.


                                    ---------------------------
                                    Robert Weiden


      THE UNDERSIGNED hereby confirms that Robert Weiden has been duly elected, was duly qualified and on the date hereof is the Assistant Secretary of the Company and that the signature above is his genuine signature.


                                    ---------------------------
                                    Name: Joseph A. Molino, Jr.
                                    Title: Vice President

EXHIBIT A

      RESOLVED, that (i) the Company shall enter into an amendment (the "Amendment") to the Credit Agreement (the "Credit Agreement), dated as of July 23, 1998, among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"), substantially on the terms presented at the meeting, and (ii) any officer or officers of the Company are hereby authorized to execute and deliver, in the name and on behalf of the Corporation, the Amendment substantially upon such terms, with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval;

      RESOLVED, that any officer or officers of the Corporation are hereby authorized and directed to execute and deliver any replacement notes, including the Amended and Restated Revolving Credit Note and the Amended and Restated Term Note, certificates, instruments or documents and take any further actions, in the name and on behalf of the corporation, as may be required or contemplated under the Amendment or the Credit Agreement, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolution.

                             SECRETARY'S CERTIFICATE


      I, Raymond J. Keegan, the duly elected and acting Secretary of Florida Pneumatic Manufacturing Corporation, a Florida corporation (the "Company"), do hereby certify as follows:

      1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions of the Company authorizing the transactions contemplated by Amendment No. 7 to Credit Agreement among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"). Such resolutions have not been amended, modified, revoked or rescinded as of the date hereof, are in full force and effect and are the only resolutions adopted by the Board of Directors of the Company with respect to the subject matter thereof.

      2. Neither the certificate of incorporation nor the By-laws of the Company have been amended since July 23, 1998.

      3. The undersigned officers of the Company are duly elected and qualified officers of the Company and hold the respective positions set opposite their names and the signatures set forth opposite their names are their genuine signatures:

NAME                          TITLE             SIGNATURE

Joseph A. Molino, Jr.         Vice President    _____________________________

      IN WITNESS WHEREOF, I have signed this Certificate as of the 28th day of July, 1999.


                                    ---------------------------
                                    Raymond J. Keegan

      THE UNDERSIGNED hereby confirms that Raymond J. Keegan has been duly elected, was duly qualified and on the date hereof is the Secretary of the Company and that the signature above is his genuine signature.


                                    ---------------------------
                                    Name: Joseph A. Molino, Jr.
                                    Title: Vice President

EXHIBIT A

      RESOLVED, that (i) the Company shall enter into an amendment (the "Amendment") to the Credit Agreement (the "Credit Agreement), dated as of July 23, 1998, among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"), substantially on the terms presented at the meeting, and (ii) any officer or officers of the Company are hereby authorized to execute and deliver, in the name and on behalf of the Corporation, the Amendment substantially upon such terms, with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval;

      RESOLVED, that any officer or officers of the Corporation are hereby authorized and directed to execute and deliver any replacement notes, including the Amended and Restated Revolving Credit Note and the Amended and Restated Term Note, certificates, instruments or documents and take any further actions, in the name and on behalf of the corporation, as may be required or contemplated under the Amendment or the Credit Agreement, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolution.

                             SECRETARY'S CERTIFICATE


      I, Steven Hasel, the duly elected and acting Secretary of Embassy Industries, Inc., a New York corporation (the "Company"), do hereby certify as follows:

      1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions of the Company authorizing the transactions contemplated by Amendment No. 7 to Credit Agreement among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"). Such resolutions have not been amended, modified, revoked or rescinded as of the date hereof, are in full force and effect and are the only resolutions adopted by the Board of Directors of the Company with respect to the subject matter thereof.

      2. Neither the certificate of incorporation nor the By-laws of the Company have been amended since July 23, 1998.

      3. The undersigned officers of the Company are duly elected and qualified officers of the Company and hold the respective positions set opposite their names and the signatures set forth opposite their names are their genuine signatures:

NAME                          TITLE             SIGNATURE

Joseph A. Molino, Jr.         Vice President    _____________________________

      IN WITNESS WHEREOF, I have signed this Certificate as of the ____ day of July, 2002.


                                    ---------------------------
                                    Steven Hasel


      THE UNDERSIGNED hereby confirms that Steven Hasel has been duly elected, was duly qualified and on the date hereof is the Secretary of the Company and that the signature above is his genuine signature.


                                    ---------------------------
                                    Name: Joseph A. Molino, Jr.
                                    Title: Vice President

EXHIBIT A

      RESOLVED, that (i) the Company shall enter into an amendment (the "Amendment") to the Credit Agreement (the "Credit Agreement), dated as of July 23, 1998, among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"), substantially on the terms presented at the meeting, and (ii) any officer or officers of the Company are hereby authorized to execute and deliver, in the name and on behalf of the Corporation, the Amendment substantially upon such terms, with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval;

      RESOLVED, that any officer or officers of the Corporation are hereby authorized and directed to execute and deliver any replacement notes, including the Amended and Restated Revolving Credit Note and the Amended and Restated Term Note, certificates, instruments or documents and take any further actions, in the name and on behalf of the corporation, as may be required or contemplated under the Amendment or the Credit Agreement, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolution.

                             SECRETARY'S CERTIFICATE


      I, Richard A. Horowitz, the duly elected and acting Secretary of Countrywide Hardware, Inc., a Delaware corporation (the "Company"), do hereby certify as follows:

      1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions of the Company authorizing the transactions contemplated by Amendment No. 7 to Credit Agreement among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"). Such resolutions have not been amended, modified, revoked or rescinded as of the date hereof, are in full force and effect and are the only resolutions adopted by the Board of Directors of the Company with respect to the subject matter thereof.

      2. Neither the certificate of incorporation nor the By-laws of the Company have been amended since May 3, 2002.

      3. The undersigned officers of the Company are duly elected and qualified officers of the Company and hold the respective positions set opposite their names and the signatures set forth opposite their names are their genuine signatures:

NAME                          TITLE             SIGNATURE

Joseph A. Molino, Jr.         Vice President    _____________________________

      IN WITNESS WHEREOF, I have signed this Certificate as of the ___ day of July, 2002.


                                    ---------------------------
                                    Richard A. Horowitz

      THE UNDERSIGNED hereby confirms that Richard A. Horowitz has been duly elected, was duly qualified and on the date hereof is the Secretary of the Company and that the signature above is his genuine signature.


                                    ---------------------------
                                    Name: Joseph A. Molino, Jr.
                                    Title: Vice President

EXHIBIT A

      RESOLVED, that (i) the Company shall enter into an amendment (the "Amendment") to the Credit Agreement (the "Credit Agreement), dated as of July 23, 1998, among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"), substantially on the terms presented at the meeting, and (ii) any officer or officers of the Company are hereby authorized to execute and deliver, in the name and on behalf of the Corporation, the Amendment substantially upon such terms, with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval;

      RESOLVED, that the Company borrow money and obtain credit and other financial accommodations for or on behalf of the Company at any time, and from time to time, from the Bank pursuant to the Credit Agreement;

      RESOLVED, that any officer or officers of the Corporation are hereby authorized and directed to execute and deliver any replacement notes, including the Amended and Restated Revolving Credit Note and the Amended and Restated Term Note, certificates, instruments or documents and take any further actions, in the name and on behalf of the corporation, as may be required or contemplated under the Amendment or the Credit Agreement, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolution.

                             SECRETARY'S CERTIFICATE


      I, Richard A. Horowitz, the duly elected and acting Secretary of Nationwide Industries, Inc., a Florida corporation (the "Company"), do hereby certify as follows:

      1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions of the Company authorizing the transactions contemplated by Amendment No. 7 to Credit Agreement among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"). Such resolutions have not been amended, modified, revoked or rescinded as of the date hereof, are in full force and effect and are the only resolutions adopted by the Board of Directors of the Company with respect to the subject matter thereof.

      2. Neither the certificate of incorporation nor the By-laws of the Company have been amended since May 3, 2002.

      3. The undersigned officers of the Company are duly elected and qualified officers of the Company and hold the respective positions set opposite their names and the signatures set forth opposite their names are their genuine signatures:

NAME                          TITLE             SIGNATURE

Joseph A. Molino, Jr.         Vice President    _____________________________

      IN WITNESS WHEREOF, I have signed this Certificate as of the ___ day of July, 2002.


                                    ---------------------------
                                    Richard A. Horowitz

      THE UNDERSIGNED hereby confirms that Richard A. Horowitz has been duly elected, was duly qualified and on the date hereof is the Secretary of the Company and that the signature above is his genuine signature.


                                    ---------------------------
                                    Name: Joseph A. Molino, Jr.
                                    Title: Vice President

EXHIBIT A

      RESOLVED, that (i) the Company shall enter into an amendment (the "Amendment") to the Credit Agreement (the "Credit Agreement), dated as of July 23, 1998, among P&F Industries, Inc., Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., and Nationwide Hardware, Inc. (collectively, the "Co-Borrowers") and Citibank, N.A. (successor-in-interest to European American Bank) (the "Bank"), substantially on the terms presented at the meeting, and (ii) any officer or officers of the Company are hereby authorized to execute and deliver, in the name and on behalf of the Corporation, the Amendment substantially upon such terms, with such changes as the executing officer may approve, his execution thereof to be conclusive evidence of such approval;

      RESOLVED, that the Company borrow money and obtain credit and other financial accommodations for or on behalf of the Company at any time, and from time to time, from the Bank pursuant to the Credit Agreement;

      RESOLVED, that any officer or officers of the Corporation are hereby authorized and directed to execute and deliver any replacement notes, including the Amended and Restated Revolving Credit Note and the Amended and Restated Term Note, certificates, instruments or documents and take any further actions, in the name and on behalf of the corporation, as may be required or contemplated under the Amendment or the Credit Agreement, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolution.